Castlerigg Equity Event and Arbitrage Fund (the “Fund”)

Supplement dated March 30, 2015 to the Statement of Additional Information (the “SAI”) dated January 9, 2015.

The following section is hereby inserted before the section entitled “Security Ratings Information” on page 4 of the SAI:

Master Limited Partnerships

The Fund may invest in publicly traded master limited partnerships ("MLPs") that are registered under the Securities Exchange Act of 1934, as amended, and listed on a major United States stock exchange, if the issuer meets the Fund's investment criteria. MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their cash flow in distributions. This pass through creates passive income or losses, along with dividend and investment income. The MLPs the Fund may purchase are comprised of a general partner (the "GP") and multiple limited partners (the "LP Holders"). The GP is responsible for the operations and the maintenance of the partnership's businesses, while the LP Holders assume economic risk up to their level of investment. Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership's profits as the MLP's distributions increase. This serves as an incentive to the GP to grow the partnership's distributions. Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of a "floating" rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

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